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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 of 15(d)
                     of the Securities Exchange Act of 1934

                         DATE OF REPORT: April 24, 2002
                       (Date of earliest event reported)

                          -----------------------------

                             DAW TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

     UTAH                                0-21818                87-0464280
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
incorporation)                                            Identification Number)


   2700 SOUTH 900 WEST
   SALT LAKE CITY, UTAH                                          84119
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (801) 977-3100

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On April 26, 2000 the Company issued a press release announcing that on April 24, 2000, it had filed with the U.S. Securities and Exchange amended Annual Reports on Form 10-K for fiscal years ended December 31, 1999 and 2000; amended Quarterly reports for quarters ended March 31, 2000, June 30, 2000, September 30, 2000, March 31, 2001 and June 30, 2001; its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001; and its Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company on April 26, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit                    Description
-------                    -----------

99.1                       Press Release issued by Daw Technologies, Inc. on
                           April 26, 2000


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 2, 2002                   DAW TECHNOLOGIES, INC.


                                       By: /s/ Randy K. Johnson
                                          --------------------------------
                                       Name:  Randy K. Johnson
                                       Title: Vice President, Secretary and
                                              General Counsel

                                 EXHIBIT INDEX

               EXHIBIT NUMBER                      DESCRIPTION

                   99.1                           Press Release